UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Revised Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

An Urgent Message for Digital World Acquisition Corp. Shareholders Your Proxy Vote is Needed NOW! Do Not Delay. Make Sure Your Vote is Counted. You Can Vote Today! Voting Has Started. What: Special Meeting of Stockholders When: March 22, 2024 Objective: To approve a Merger in which Digital World Acquisition Corp will become Trump Media & Technology Group Corp. Call toll free today at 1-877-728-4996 to speak to a Proxy Vote Specialist. The Proxy call center is open 9 am to 10 pm EST, Monday through Sunday. The Board of Directors recommends voting for all proposals.